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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                              Distribution Date:    3/15/01
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(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      3,968,125.00
             Class B Note Interest Requirement                        341,760.42
             Class C Note Interest Requirement                        468,658.33
                       Total                                        4,778,543.75

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           4.40903
             Class B Note Interest Requirement                           4.55681
             Class C Note Interest Requirement                           4.86014

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          900,000,000
             Class B Note Principal Balance                           75,000,000
             Class C Note Principal Balance                           96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            19,264,382.54

(v)     Required Owner Trust Spread Account Amount                 21,428,580.00



                                                   By:
                                                            --------------------

                                                   Name:    Patricia M. Garvey
                                                   Title:   Vice President

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